EQUI-SELECT SERIES TRUST
                        Supplement to Prospectus


     The following supplements certain information appearing in the Prospectus dated May 1, 1997 of the Equi-Select Series Trust.

     Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), Sub-Adviser to the Growth & Income and Value + Growth Portfolios (the "Portfolios") of the Equi-Select Series Trust (the "Trust"), has informed the Trust that the Robertson Stephens group of companies, of which RSIM is an affiliate, will be acquired by BankAmerica Corporation ("BankAmerica"), in a transaction expected to occur in the fourth quarter this year. BankAmerica is a global financial services company with $250 billion in assets and an equity capital base of $20 billion. The proposed arrangement does not contemplate any changes in the management or operation of RSIM. Consummation of the acquisition, which is subject to a number of conditions including regulatory approvals, will likely result in the termination of the Sub-Advisory Agreement among RSIM, Equitable Investment Services, Inc., and the Trust. It is expected that the Trustees of the Trust will consider before that time a new Sub-Advisory Agreement with RSIM in respect of the Portfolios. Any such agreement, which will likely be substantially identical to the current Sub-Advisory Agreement, would be subject to approval by shareholders of the Portfolios.

     The date of this Supplement is June 26, 1997.